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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
GE Financial Assurance Holdings, Inc.

The Board of Directors
The Life Insurance Company of Virginia

We consent to the use of our reports incorporated herein by reference and to the references to our firm under the heading "Experts" in the prospectus.

                                        /s/ KPMG Peat Marwick LLP

Richmond, Virginia
November 12, 1997